Exhibit 99.4

Esquire Financial Holdings, Inc. Strategic Acquisition of Signature Bancorporation, Inc. Expansion into the Chicago Banking Market March 12, 2026

Forward Looking Disclosure

This communication includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the beliefs, goals, intentions, and expectations of Esquire Financial Holdings, Inc. ("Esquire") and Signature Bancorporation, Inc. ("Signature") regarding the proposed transaction, revenues, earnings, earnings per share, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of probable losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected cost savings, synergies and other anticipated benefits from the proposed transaction; and other statements that are not historical facts.

Forward-looking statements are typically identified by such words as "believe," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "project," "should," and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

Additionally, forward-looking statements speak only as of the date they are made; Esquire and Signature do not assume any duty, and do not undertake, to update such forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of Esquire and Signature. Such statements are based upon the current beliefs and expectations of the management of Esquire and Signature and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement between Esquire and Signature; the outcome of any legal proceedings that may be instituted against Esquire or Signature; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company); the ability of Esquire and Signature to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Esquire; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Esquire and Signature do business; certain restrictions during the pendency of the proposed transaction that may impact the parties' ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management's attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Signature's operations and those of Esquire; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; Esquire's and Signature's success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by Esquire's issuance of additional shares of its capital stock in connection with the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of Esquire and Signature to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction and other factors that may affect future results of Esquire and Signature; and the other factors discussed in the "Risk Factors" section of Esquire's Annual Report on Form 10-K for the year ended December 31, 2024, in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of Esquire's Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and other reports Esquire files with the SEC.

2

Disclaimer

Additional Information and Where to Find It

In connection with the proposed transaction, Esquire will file a registration statement on Form S-4 with the SEC. The registration statement will include a joint proxy statement of Esquire and Signature, which also constitutes a prospectus of Esquire, that will be sent to stockholders of Esquire and shareholders of Signature seeking certain approvals related to the proposed transaction.

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SECURITY HOLDERS OF ESQUIRE AND SIGNATURE AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ESQUIRE, SIGNATURE AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about Esquire and Signature, without charge, at the SEC's website (http://www.sec.gov). Copies of documents filed with the SEC by Esquire will be made available free of charge in the "Company" section of Esquire's website, www.esquirebank.com, under the heading "Investor Relations."

Participants in Solicitation

Esquire, Signature, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding Esquire's directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 30, 2025, and certain other documents filed by Esquire with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

Pro Forma Forward-Looking Data

Neither Esquire's nor Signature's independent registered public accounting firms have studied, reviewed or performed any procedures with respect to the pro forma forward-looking financial data for the purpose of inclusion in this presentation, and, accordingly, neither have expressed an opinion or provided any form of assurance with respect thereto for the purpose of this presentation. These pro forma forward-looking financial data are for illustrative purposes only and should not be relied on as necessarily being indicative of future results. The assumptions and estimates underlying the pro forma forward-looking financial data are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information, including those in the "Forward-Looking Disclosure" disclaimer on slide 2 of this presentation. Pro forma forward-looking financial data is inherently uncertain due to a number of factors outside of Esquire's and Signature's control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the proposed transaction or that actual results will not differ materially from those presented in the pro forma forward-looking financial data. Inclusion of pro forma forward-looking financial data in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

3

Transaction Highlights

Strategically Compelling

- Provides Esquire with a premier Chicago commercial banking franchise to further leverage and enhance Esquire's industry leading growth in its national litigation vertical in the country's third largest MSA
- Enhanced scale, resources and balance sheet diversification allows for continued and accelerated growth in the Midwest and nationwide
- Reduces Esquire's litigation vertical loan and funding concentrations from 70%+ to below 50%, increasing growth potential while deploying excess capital with mid to high-teens IRR

Lower-Risk Merger

- Market expansion with limited disruption to depositors, borrowers and relationship managers
- The Chicago market will be branded as Signature, a division of Esquire Bank
- Minimal cost savings focused on technology and back-office redundancies
- Esquire Vice Chairman, CEO, and President (Andrew C. Sagliocca) and team have extensive M&A experience overseeing ~$10B in deal value across 14 previous M&A transactions
- Combines two experienced and focused management teams

Corporate Fit

- Shared relationship-based operating philosophies, supported by cultures with compatible core values
- Signature's top three executives entered into new employment agreements with Esquire and will oversee commercial business development and operations in the Chicago market
- Esquire and Signature both have strong commercial relationship banking models with low-cost core commercial deposit franchises

Financially Attractive

- Doubles Esquire's asset size with a commercial focused franchise in an enviable market while maintaining industry leading performance metrics and returns
- ~23% 2027 EPS accretion[1]
- ~11% TBV accretion at closing[1]
- Esquire maintains strong capital ratios with no associated capital raise[1]

1) Pro forma metrics based on 2.630 exchange ratio

4

Overview of Signature Bancorporation, Inc.

The Signature Story

- **Founding Vision:** Established in 2006 by Michael O'Rourke, Kevin Bastuga, and Bryan Duncan as a relationship-focused commercial bank for Chicago-area businesses.
- **Target Market:** Specializes in serving privately held, middle-market companies with a high-touch commercial banking model.
- **Strategic Growth:** Successfully grew from de novo to $2.0B in assets while maintaining a boutique service model where every client retains direct access to senior decision-makers.
- **Best-in-Class:** Consistently recognized as one of the nation's highest-performing community banks

Key Financial Highlights

$2.0B Total Assets	**$1.3B** Loans HFI	**161%** CRE Concentration
73.9% Loan / Deposit	**4.13%** NIM	**41.3%** Efficiency Ratio
12.2% Leverage Ratio	**1.85%** ROAA	**19.7%** ROATCE

Geographic Footprint



Des Plaines
Niles
Park Ridge
Lincolnwood
Elk Grove Village
Roselle
Norridge
Leyden
Addison
Elmwood Park
Glendale Heights
Elmhurst
River Forest
Oak Park
Villa Park
Glen Ellyn
Bellwood
Lombard
Forest Park
North Lawndale
York
Westchester
Cicero
Berwyn

- Since 2015, Signature has grown its total assets by a **compounded annual growth rate of 13%**
- Low loan / deposit ratio offers **dry powder for strong organic growth**
- C&I lender with a **modest CRE concentration** and clean asset quality. **NCOs / Avg. Loans have not exceeded 0.18%** in any year since 2016
- Highly granular and stable deposit base with **noninterest bearing deposits of 35%** and **MRQ cost of deposits of 1.42%**
- Signature consistently generates best-in-class profitability, and has achieved **record net income** for **ten consecutive fiscal years**

Note: Signature financial information reflects bank level financial data for the calendar year ended December 31, 2025
Source: S&P Capital IQ Pro

5

Transaction Summary 6 1) See page 7 for summary of exchange ratio adjustment 2) Based on 2.630 exchange ratio and closing price of Esquire’s common stock of $99.04 as of March 11, 2026 3) Merger consideration received in the form of common shares will be limited ratably over three years Structure & Consideration 100% common stock Fixed exchange ratio: Signature shareholders will receive 2.630 Esquire shares for each Signature share with potential adjustments that range up to 2.800 and not lower than 2.500 of Esquire shares based on the net sale proceeds or value of “Schedule A Loans” prior to closing¹ Pro forma ownership: 72% Esquire / 28% Signature at 2.630 exchange ratio Implied Transaction Value & Multiples² Board of Directors, Management & Branding Expected Closing Transaction Price per Signature share: $260.48 Aggregate transaction value: $348.4M Price / Tangible Book Value per Share: 1.53x Price / LTM GAAP EPS: 9.0x Pay - to - Trade Ratio: 52% Two Signature directors will join the Esquire board of directors Leonard S. Caronia: Current Signature Chairman of the Board Michael G. O’Rourke: Current Signature Founder, Board Member, Chief Executive Officer & President Michael G. O’Rourke (CEO & President), Bryan D. Duncan (EVP) & Kevin P. Bastuga (EVP) will all remain with the combined company and have entered into new employment agreements with Esquire and stock lock - up agreements³ Signature branding will change to Signature, a division of Esquire Bank Subject to receipt of approvals from Esquire and Signature shareholders and regulatory approval Expected closing in the third quarter of 2026

Compelling and Strong Financial Results at All Exchange Ratios Pro Forma Results at Different Exchange Ratios 7 1) Transaction pricing based on closing price of Esquire’s common stock of $99.04 as of March 11, 2026 Note: Assumes closing date of September 30, 2026 The exchange ratio is subject to an adjustment based on the disposition value of certain Signature loans with a total par value of approximately $70 million (“Schedule A Loans”.) The adjusted exchange ratio will be no higher than 2.800 and no lower than 2.500 Exchange Ratio 2.500x 2.630x 2.800x Implied Transaction Pricing & Multiples¹ Transaction Price per Share $247.60 $260.48 $277.31 Price / Tangible Book Value per Share 1.45x 1.53x 1.63x Price / LTM EPS 8.6x 9.0x 9.6x Pay-to-Trade Ratio 50% 52% 56% Schedule A Loans Assumption Schedule A Loans Recovery Rate 0% - 10% 50% 100% Schedule A Loans $M Loss ($70) - ($63) ($35) $0 Signature Pro Forma Ownership 27% 28% 29% Pro Forma Financial Impact Esquire TBV Accretion at Close +8% +11% +15% Esquire 2027E EPS Accretion +25% +23% +20% Pro Forma Capital Impact at Close Pro Forma TCE / TA 10% 11% 11% Pro Forma Leverage Ratio 11% 11% 12% Pro Forma Tier 1 Ratio 13% 14% 14% Pro Forma Total Risk-Based Ratio 14% 14% 15%

Why Signature Fits Esquire's Acquisition Criteria for Deployment of Excess Capital

	Criteria for Potential Target	Signature's Value Proposition	
1	Commercially-focused institution with commensurate and executable asset size	$2.0B asset institution specializing in middle-market C&I lending	✓
2	Strategically located in a highly desirable metro market for law firms to leverage and significantly expand Esquire's litigation vertical	Headquartered in the Chicago metro area, an affluent and growing market where Esquire has minimal penetration into the fourth largest law firm market in the country	✓
3	Diversifies Esquire's lending and funding sources to facilitate accelerated growth and expansion locally and nationally	Esquire's litigation concentration reduced from approximately 70%+ and growing to under 50%	✓
4	Strong credit culture with associated relationship banking generating commercial lending and core deposits opportunities	Signature's relationship-focused business model and disciplined credit culture are highly compatible with Esquire	✓
5	A streamlined, branch-lite operator built on a tech-forward approach	Signature boasts a 42% efficiency ratio and operates three branches supported by the effective use of its commercial cash management platform	✓
6	Highly profitable institution with strong ROAA, ROAE, and Net Interest Margin	Signature has a ROAA of 1.85%, ROAE of 19.7%, and Net Interest Margin of 4.13%	✓

Note: Signature financial information reflects bank level financial data for the calendar year ended December 31, 2025
Source: S&P Capital IQ Pro

8

Expansion into Chicago's Attractive Market Demographics

Affluent market with a strong growth outlook

Chicago Market Overview

- Chicago is the 3rd **most populous** metro area in the U.S.
- Features **one of the nation's most diversified economies**, anchored by major strengths in manufacturing, finance, transportation, and technology
- Business-friendly environment with **elite talent** and **central access to global markets**
- In-market banking consolidation has created **significant opportunity for relationship-focused banks** serving Chicago's middle-market businesses

9.4M	$886B	$601B	#1
Total Population	Gross GDP	Total Market Deposits	U.S. Metro for Corporate Relocation and Expansion

Median Household Income



$97,107
$86,867
Chicago¹
Nationwide

Household Inc. Growth (2026-2031)



13.1%
11.3%
Chicago¹
Nationwide

1) Reflects metrics of the Chicago-Naperville-Elgin, IL-IN MSA

Source: S&P Capital IQ Pro, World Business Chicago

9

Commercial Litigation Vertical: The Chicago Opportunity 10 The Chicago Opportunity Market Share in Largest Litigation Markets New York #1 #2 #1 Los Angeles #2 #1 #3 Chicago #3 #4 #11 Houston #4 #3 #6 Phoenix #5 #13 #5 San Antonio #6 #14 #15 Philadelphia #7 #10 #2 San Diego #8 #6 #4 Dallas #9 #5 #8 Fort Worth #10 #22 #17 City Population Rank Total Law Firms Rank ESQ Penetration Rank Premier Market Scale: 4 th largest law firm market nationally and 3 rd largest for contingency fee law firms Validated Product - Market Fit : Existing cleint relationships confirm market receptivity to Esquire Geographic Density Advantage: ~1k+ downtown - clustered firms enable total market coverage through Signature network Comparable Market Share and Potential Upside Leveraging scale and product - market fit to capture significant growth potential &KLFDJR +RXVWRQ 1HZRUN Conservative Case: 2.2x relationship growth in 12 - 18 months Aspirational Case: 7.7x relationship growth in longer term Note: Population ranking per World Population Review

Commercial Litigation Vertical: Proven Model, Massive Runway 11 Esquire’s expertise drives lasting relationship growth on a robust 800+bps spread Sustained Platform Growth… Loan Growth Deposit Growth ,2/7$ 12: ''$ 00,$ 6DYLQJV ...Through Exceptional Client Relationships Litigation customers that have banked with Esquire for four years or more have compound annual growth rates (“CAGR”) on their loan and deposit balances of 15% and 30%+, respectively Full law firm banking relationships quickly grow as customers benefit from Esquire’s extensive experience , suite of resources, and deployment of credit facilities , allowing the law firms to invest in & grow their business Market expansion introduces a new cohort of prospective clients into this proven relationship - growth engine in a now underserved Chicago market Note: Financial data as of December 31 Dollars in millions

Expands Esquire's Dynamic and Diverse Operating Markets

Fin-Tech Enabled National Verticals Bolstered by Presence in Top Three U.S. Metros

Pro Forma Footprint



Chicago, IL
Jericho, NY - HQ
Los Angeles, CA
Boca Raton, FL

Pro Forma Geographic Mix

State	Location	Region
NY	*Jericho, NY* *Branch and Headquarters*	East Coast
FL	*Boca Raton, FL* *Admin. Office*	East Coast
IL	*Rosemont, IL* *Admin. Office* *Chicago, IL* *Branches (2)*	Mid West
CA	*Los Angeles, CA* *Branch*	West Coast
	7 Banking Offices 250+ dedicated professionals	Pro Forma Total

Creating a Premier and Differentiated Pro Forma Franchise[1]

$4.8B	$3.3B	$4.1B	~2.0%	~18%	~46%
Total Assets	Total Loans	Total Deposits	2027E ROAA	2027E ROATCE	2027E Efficiency

1) Pro forma metrics based on 2.630 exchange ratio
Source: S&P Capital IQ Pro

12

Compelling Loan and Deposit Diversification 13 Loan Composition Deposit Composition Pro Forma ¹ 0XOWLIDPLO\ &5( & , 2WKHU 7UDQVDFWLRQ 6DYLQJV 00,$ 7LPH 1) Pro forma loan and deposit information excludes purchase accounting and other adjustment s Note: Financial information as of December 31, 2025, Totals may not sum due to rounding &5( & ' & , 2WKHU 7UDQVDFWLRQ 6DYLQJV 00,$ 7LPH 0XOWLIDPLO\ &5( & , 2WKHU $ 1 .8B Total 7UDQVDFWLRQ 6DYLQJV 00,$ 7LPH 4Q’25 Yield on Loans: 7.95% $ 1 .3B Total $ 3 .0B Total 4Q’25 Yield on Loans: 6.84% 4Q’25 Yield on Loans: 7.48% $2.1B Total $1.7B Total $ 3 .8B Total 4Q’25 Cost of Deposits: 1.00% 4Q’25 Cost of Deposits: 1.42% 4Q’25 Cost of Deposits: 1.19% Noninterest Bearing: 27.9% Noninterest Bearing: 34.6% Noninterest Bearing: 30.9% Litigation Loans: $1.2B / 67.2% Litigation Loans: $ 31M / 2.4% Litigation Loans: $ 1.2 B / 39.9% Litigation Deposits: $1.6B / 76.8% Litigation Deposits: $274M / 15.9% Litigation Deposits: $ 1.9 B / 49.0%

Financially & Strategically Compelling

Attractive Financial Impact

Double digit EPS and TBV accretion

EPS	TBV
~23% 2027 EPS Accretion	~11% TBV Accretion at Closing

2027E Profitability

Strength-on-strength combination elevates industry-leading profitability

~2.0%	~18%	~46%	>5.25%
ROAA	ROATCE	Efficiency	NIM

Pro Forma Capital Ratios at Closing

Remains well capitalized with ample capital and liquidity

~11%	~11%	~14%	~14%
TCE/TA	Leverage	Tier 1 Ratio	TRBC Ratio

- Expansion into attractive Chicago market while diversifying Esquire's balance sheet to allow for continued nationwide litigation vertical growth
- Adds significant scale with pro forma total assets of $4.8B with attractive financial metrics
- Funding profile remains strong with low-cost core deposits

Rapid Internal Capital Generation

2027 Estimated Capital Ratios

~12%	~13%	~15%	~16%
TCE/TA	Leverage	Tier 1 Ratio	TRBC Ratio

Note: Pro forma metrics based on 2.630 exchange ratio
Assumes closing date of September 30, 2026

14

Comprehensive Due Diligence Review

Due Diligence Highlights

- Review across all functional areas with daily involvement of all members of senior management
- Ensured cultural alignment in management teams' operating philosophies
- Full engagement of external consultants and advisors throughout due diligence process
- All Esquire line of business and support service areas conducted due diligence on their counterparts

Due Diligence Focus Areas

Business Overview & Strategy	Credit & Lending	Commercial Banking	Compliance & Risk
Merchant Services & Wealth Management	Finance & Accounting	Tax	Technology & Operations
Legal	Operations	Treasury & Investments	Human Resources

Comprehensive Credit Review Process

- Esquire and its third-party credit advisor conducted a bottoms-up credit file review of a significant portion of Signature's loans
- Esquire conducted tops-down interest rate stress testing on key Signature loan portfolios to identify any incremental loans warranting further review
- Additional focus placed on evaluating Signature's underwriting and credit culture to ensure compatibility

Credit Review by the Numbers

300+
Individual Loans Reviewed

75%
of Total Loan Balances Reviewed

~$950M
Total Loan Balances Reviewed

80%
of Commercial Balances Reviewed

81%
of Non-OO CRE Balances Reviewed

87%
of Loans $1M+ Reviewed

15

Appendix & Supplemental Disclosure

Key Pro Forma Financial Assumptions 17 Standalone Earnings Consensus earnings estimates for Esquire Esquire management estimates for Signature Synergies / Merger Costs Interest Rate Marks (pre - tax) Other Assumptions : Estimated $1.1M (~50% of ~$2.1M of 2027 full run - rate) cost savings in 2027 , or 5% of Signature’s noninterest expense Revenue synergies associated with industry leading growth of Esquire’s nationwide litigation vertical have been identified but NOT included in announced financial metrics and returns $35.5M pre - tax one - time merger costs, 100% realized at or prior to closing for illustrative purposes : $8.4M write - down on gross loans, or 0.6% of projected gross loans at closing (accreted over remaining life of loans) $56.8M write - down of available - for - sale securities (no impact to tangible common equity at close, accreted over remaining life of securities) : Assumed fixed exchange ratio: Signature shareholders will receive 2.630 Esquire shares for each Signature share Core deposit intangible: 2.7% of Signature’s $1.3B core deposits (amortized over 10 years using sum - of - years digits) Pro forma tax rate of 28.5% Loan Credit Mark : $49.5M pre - tax write - down, or 3.7% of Signature’s projected gross loans at closing ($35.2M related to Sch. A Loans) 100% allocated to purchase credit deteriorated (PCD) loans, recorded into ACL Assumes early adoption of FASB’s amendments to ASU 2016 - 13, eliminating non - PCD credit mark and related “double count” Pre - tax credit mark may vary from $14.4M (Schedule A loans resolved/disposed of at book value) to $77.6M (Schedule A loans recorded at 10% of book value) depending on the balance of Schedule A Loans assumed by Esquire at closing. The exchange ratio will adjust proportionately

Pro Forma Adjustment Summary 18 Note: Pro forma metrics based on 2.630 exchange ratio 2027E Earnings per Share Reconciliation Dollar values in millions, except per share amounts 2027E Earnings per Share Reconciliation Esquire Net Income (Median Consensus Estimate) $61.3 Signature Net Income (Esquire Management Estimate) 40.2 After-Tax Transaction Adjustments Cost Savings (50% Realization) $0.8 Accretion from Interest Rate Marks 9.3 New Intangible Amortization (4.6) Other Adjustments (1.7) Esquire 2027E Pro Forma Net Income $105.2 Esquire 2027E Pro Forma EPS $8.53 Esquire Standalone EPS $6.95 2027E EPS Accretion to Esquire ($) +$1.58 2027E EPS Accretion to Esquire (%) +23%

Pro Forma Adjustment Summary (continued) Note: Pro forma metrics based on 2.630 exchange ratio Merger consideration based on closing price of Esquire’s common stock of $99.04 as of March 11, 2026 Assumes closing date of September 30, 2026 19 Pro Forma Tangible Book Value Reconciliation Basic Shares TBV Build to Close $ millions (millions) $ per Share Esquire TBV as of 12/31/2025 $289.6 8.6 $33.86 (+) Earnings Prior to Close 41.1 0.1 (-) Dividends Prior to Close (5.2) Esquire Standalone TBV at Close $325.5 8.6 $37.69 Pro Forma Merger Adjustments Esquire Standalone TBV at Close $325.5 8.6 $37.69 (+) Merger Consideration 348.4 3.4 (-) Goodwill Created (106.1) (-) Core Deposit Intangible Created (36.3) (-) After-Tax Restructuring Expenses (27.9) Esquire Pro Forma TBV at Close $503.6 12.0 $41.86 $ - TBV Impact to Esquire $4.17% - TBV Impact to Esquire +11% Goodwill & Intangibles Reconciliation $ Millions Merger Consideration $348.4 Standalone Signature TBV at Close $247.6 (-) Net Impact of Fair Value Adjustments (43.7) (+) DTA on Fair Value Adjustments 12.4 Signature Adjusted TBV at Close $216.3 Excess of Adjusted TBV $132.1 (-) Core Deposit Intangible Created (36.3) (+) DTL on Core Deposit Intangible Created 10.4 Goodwill Created $106.1

Contribution Analysis 20 70% 72% 73% 60% 57% 57% 50% 55% 54% 58% 30% 28% 27% 40% 43% 43% 50% 45% 46% 42% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% PF Ownership at 2.800x Exch. Ratio PF Ownership at 2.630x Exch. Ratio PF Ownership at 2.500x Exch. Ratio 2027E Net Income¹ Tangible Common Equity Total Equity Non-Interest Bearing Deposits Total Deposits Total Assets Net Loans 1) Esquire 2027E net income based on median consensus. Signature 2027E net income based on Esquire management estimates Note: Financials as of December 31, 2025 Excludes purchase accounting adjustments Source: S&P Capital IQ Pro

Signature Top Executives & Chairman of the Board Bryan D. Duncan Co - Founder, Executive Vice President and Director Bryan D . Duncan is a Co - Founder of Signature and serves as Executive Vice President . He has over 25 years of banking experience, specializing in commercial lending to middle market businesses . He has previously served at various financial institutions, including Associated Bank, LaSalle Bank, and Comerica Bank . Mr . Duncan's proficiency in credit analysis, credit structure, funds management and balance sheet management is vital to Signature Bank’s day - to - day operations . He serves as Treasurer for Dairymen’s Country Club and is a board member of Westmoreland Country Club . Mr . Duncan holds a Bachelor's degree in finance from the University of Northern Iowa and a Master’s of Business Administration from DePaul University . Michael “Mick” G. O’Rourke Co - Founder, President, Chief Executive Officer and Director Michael “Mick” G . O'Rourke has served as President and CEO of Signature since 2006 . Mr . O’Rourke has more than 30 years of experience in the banking industry, including serving as Executive Vice President of Associated Bank from 2001 until 2005 before organizing Signature . Mr . O’Rourke is the Treasurer of the Western Golf Association and Evans Scholar Foundation, and serves on the board of several organizations, including the Federal Home Loan Bank of Chicago, St . Angela School, and Chicagoland Chamber of Commerce . Mr . O'Rourke holds a Bachelor's degree from Marquette University and a Master's degree from Loyola University in Chicago . Kevin P. Bastuga Co - Founder, Executive Vice President and Director Kevin P . Bastuga is a Co - Founder of Signature and serves as Executive Vice President . He has over 25 years of banking experience with significant lending, risk, and new business development experience . He previously served as a Vice President at Associated Bank from 2001 until 2005 . Mr . Bastuga is a board member of Instituto del Progreso Latino and Young Presidents Organization Gold Chicago, and a past board member of the Risk Management Association and Illinois Hispanic Chamber of Commerce . He holds a Bachelor’s degree from the University of Illinois and a Master’s of Business Administration from DePaul University . Leonard “Len” S. Caronia Chairman of the Board Leonard “Len” S . Caronia is the Chairman of the Board of Signature . He previously served as Global Head of Financial Institutions and Co - Chairman of the Financial Institutions Group at Macquarie Capital, which he joined in 2009 following Macquarie’s acquisition of Fox - Pitt Kelton Cochran Caronia Waller, an investment banking firm at which he also served as Chairman and was a co - founder . Previously, he served for 12 years at First Chicago Corp, where he was Corporate Senior VP and Head of Investment Banking . He established the investment banking practice and served as Managing Director of Coopers & Lybrand Securities . He holds Master’s and Bachelor’s degrees in finance with high honors from the University of Illinois . 21